Fees Summary	Apr. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,320,000.00
Previously Paid Amount	0.00
Total Fee Amount	61,135.89
Total Offset Amount	0.00
Net Fee	$ 61,135.89
Final Prospectus	false